Exhibit 32.2
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                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report of Groen Brothers Aviation, Inc. (the "Company") on Form 10-KSB for the year ended June 30, 2004, Dennis P. Gauger hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1) the annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.



 /s/ Dennis P. Gauger
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Dennis P. Gauger, Chief Financial Officer and Secretary
(Principal Accounting Officer)
October 13, 2004